EXHIBIT 10.9

EXECUTION VERSION

TERMINATION AGREEMENT

(Second Amended and Restated Registration Rights Agreement)

This Termination Agreement (this “Termination Agreement”) is made and entered into as of November 9, 2015 by and among AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), AFFINION GROUP HOLDINGS, LLC (“Parent”), GENERAL ATLANTIC PARTNERS 79, L.P. (“GAP 79”), GAP-W HOLDINGS, L.P. (“GAP-W”), GAPSTAR, LLC (“GapStar”), GAPCO GMBH & CO. KG (“GAPCO”), GAP COINVESTMENTS III, LLC (“GAP Coinvest III”) and GAP COINVESTMENTS IV, LLC (“GAP Coinvest IV”, and together with GAP 79, GAP-W, GapStar, GAPCO and GAP Coinvest III, “General Atlantic”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Registration Rights Agreement (as defined below).

RECITALS

WHEREAS, the Company, Parent and General Atlantic (each a “Party” and together the “Parties”) are Parties to that certain Second Amended and Restated Registration Rights Agreement, dated December 12, 2013 (as amended, supplemented, restated or otherwise modified from time to time, the “Registration Rights Agreement”);

WHEREAS, the Company is implementing a recapitalization, which includes the reclassification of the Company’s equity, and the Parties desire to terminate the Registration Rights Agreement in connection therewith;

WHEREAS, Section 22 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended, supplemented or modified by a written instrument executed by (i) Parent, (ii) Holders of a majority of the Eligible Shares held by the Principal WL Stockholders and (iii) Holders of a majority of the Eligible Shares; and

WHEREAS, the (i) undersigned includes Parent, (ii) General Atlantic holds a majority of the Eligible Shares held by the Principal WL Stockholders and (iii) Parent and General Atlantic collectively hold a majority of the Eligible Shares overall and of the Eligible Shares held by the Principal WL Stockholders.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Termination. The Parties hereby agree to amend and restate the Registration Rights Agreement such that the Registration Rights Agreement is terminated immediately upon the effectiveness of this Termination Agreement.

2. Mutual Releases. Each Party hereby releases, acquits and forever discharges the other Party and the other Party’s affiliates and its and their respective former and present directors, officers, employees, representatives, partners and managers from any and all claims, counterclaims, demands, causes of actions, liabilities, promises or obligations of any kind whatsoever arising under or relating to the Registration Rights Agreement, from the beginning of the world to the date hereof.

3. Miscellaneous. This Termination Agreement shall be governed and construed in accordance with the laws of the State of New York This Termination Agreement may be executed and delivered by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Termination Agreement as of the date first above written.

AFFINION GROUP HOLDINGS, INC.

By:	/s/ Gregory S. Miller

	Name:	Gregory S. Miller
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Termination Agreement (Second A&R Registration Rights Agreement)]

AFFINION GROUP HOLDINGS, LLC.

By:	/s/ Matthew Nord

	Name:	Matthew Nord
	Title:	Authorized Person

[Signature Page to Termination Agreement (Second A&R Registration Rights Agreement)]

GENERAL ATLANTIC PARTNERS 79, L.P.

By: General Atlantic, LLC
Its General Partner

By:	/s/ Thomas J. Murphy

	Name:	Thomas J. Murphy
	Title:	Managing Director

GAP-W HOLDINGS, L.P.

By:	General Atlantic GenPar, L.P.,
Its General Partner

By:	General Atlantic, LLC
Its General Partner

By:	/s/ Thomas J. Murphy

	Name:	Thomas J. Murphy
	Title:	Managing Director

GAPSTAR, LLC

By:	/s/ Thomas J. Murphy

	Name:	Thomas J. Murphy
	Title:	Vice President

GAPCO GMBH & CO. KG

By:	GAPCO Management GmbH,
its General Partner

By:	/s/ Thomas J. Murphy

	Name:	Thomas J. Murphy
	Title:	Managing Director

[Signature Page to Termination Agreement (Second A&R Registration Rights Agreement)]

GAP COINVESTMENTS III, LLC

By:	General Atlantic LLC,
its Managing Member

By:	/s/ Thomas J. Murphy

	Name:	Thomas J. Murphy
	Title:	Managing Director

GAP COINVESTMENTS IV, LLC

By:	General Atlantic LLC,
its Managing Member

By:	/s/ Thomas J. Murphy

	Name:	Thomas J. Murphy
	Title:	Managing Director

[Signature Page to Termination Agreement (Second A&R Registration Rights Agreement)]